Exhibit 99.1

2 Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the threat or implementation of new, or changes to, existing policies, regulations, regulatory and governmental agencies and executive orders, including with respect to tariffs, immigration, DEI and ESG initiatives, consumer protection, foreign policy, and tax regulations; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, including future monetary policies of the Federal Reserve in response thereto, and possible recession; the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including commercial real estate (CRE) loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission (the SEC) or Public Company Accounting Oversight Board; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequence to us and our customers, including development and implementation of tools incorporating artificial intelligence; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of domestic or foreign tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of First Minnetonka City Bank (“FMCB”), including the possibility that the merger may be more difficult or expensive to integrate than anticipated and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor or depositor sentiment regarding the stability and liquidity of banks, the effects of the current U.S. government shutdown and its impact on our customers; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the SEC. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believes that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

3 The Finest Entrepreneurial Bank Company Overview Branch-Light Model in Attractive Twin Cities Market Name: Bridgewater Bancshares, Inc. Headquarters: St. Louis Park, MN Ticker: NASDAQ: BWB; BWBBP Assets: $5.4 Billion Loans: $4.2 Billion Deposits: $4.3 Billion Shareholders’ Equity: $497.5 Million Serving a Commercial-Focused Client Base Track Record of Profitability, Growth and Efficiency • CRE lending • Acquisition financing • Construction lending • Affordable housing financing • Long-term multifamily financing • Leases • Commercial & business lending • Business / treasury management • SBA lending • 1-4 family rentals • Personal banking CRE, 32% Multifamily, 37% C&D, 5% Leases, 1% C&I, 13% 1-4 Family, 12% Consumer, 0% $4.2B Business and Personal Banking Commercial Banking Loan Balances • Founded in 2005 by a group of banking industry veterans and local business leaders • Continuous profitability since the third month of operations • Proven ability to generate strong organic growth in the Twin Cities amidst ongoing market disruption • Expertise in commercial real estate with a focus in multifamily and affordable housing lending • Highly efficient operations with a branch-light model • Organizational focus on risk management with a long track record of superb asset quality Data as of September 30, 2025 BWB Planned Branch Closure (4Q25) Twin Cities Planned Denovo Branch (1Q26)

4 Strategic Leadership Team (SLT) with Broad Skill Sets and Industry Expertise Jerry Baack Chairman and Chief Executive Officer • Former regulator and responsible for all aspects of BWB formation • Lead founder of BWB in 2005 • 35+ years of banking experience Laura Espeseth Chief Administrative Officer • Oversees all aspects of finance and facilities • Joined BWB in 2017 • 20+ years of banking and public accounting experience Nick Place Chief Banking Officer • Oversees all aspects of client growth and relationship management, including lending, treasury management and deposits • Joined BWB in 2007 • 15+ years of banking experience Mary Jayne Crocker EVP and Chief Strategy Officer • Shapes long-term strategic plans and ensures alignment with company objectives • Joined BWB in 2005 • 30+ years of financial services experience Joe Chybowski President and Chief Financial Officer • Strategic insights across all aspects of the organization, including finance, capital and liquidity management • Joined BWB in 2013 • 15+ years of banking and capital markets experience Lisa Salazar Chief Operating Officer • Oversees operations, technology and product initiatives to drive efficiencies and enhance the overall client experience • Joined BWB in 2018 • 30+ years of banking experience Approximately 20% of BWB’s common shares were owned by Board and SLT members as of September 30, 2025, demonstrating strong alignment with shareholders Katie Morrell Chief Credit Officer • Oversees credit policies and practices and chairs the loan and credit risk management committees • Joined BWB in 2020 • 18+ years of financial services experience Jessica Stejskal Chief Experience Officer • Oversees marketing, community impact and project management • Joined BWB in 2014 • 14+ years of marketing experience

A Culture-Driven Growth Story

BRIDGEWATER BANCSHARES, INC.

Truly Unconventional Culture

- Entrepreneurial spirit unlike the culture of a typical bank
- Modern headquarters with an open layout promoting team member and client collaboration
- An award-winning workplace culture
- Commitment to providing clients with quick answers, responsive support, simple solutions, and access to local decision makers

Highly Efficient Business Model

- Branch-light model with a commercial real estate focus
- Efficient operating philosophy, including networking, banking tools and in-house expertise
- Relatively low levels of expenses as a percent of total assets
- Efficiency ratio consistently better than peer banks

Robust Balance Sheet Growth

- Long track record of generating robust organic loan growth
- Emphasis on commercial real estate and multifamily lending with an increased focus on affordable housing
- M&A-related market disruption has created client and talent acquisition opportunities to support loan and deposit growth
- Opportunistic acquirer following successful bank acquisition in 2024

Proactive Risk Management

- Strong asset quality track record with consistently low levels of NCOs and NPAs
- Conservative and decisive credit culture, including measured risk selection, consistent underwriting, active credit oversight and deep industry experience
- Invest in scaling the risk management function to address emerging risks and support longer term growth outlook

Consistent Tangible Book Value[1] Growth and Outperformance



230%
92%
4Q16
3Q17
1Q18
3Q18
1Q19
3Q19
1Q20
3Q20
1Q21
3Q21
1Q22
3Q22
1Q23
3Q23
1Q24
3Q24
1Q25
3Q25
BWB
Peer Bank Average[2]

Tangible Book Value Per Share[1] growth resumed in 1Q25 following a bank acquisition in 4Q24

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
[2] Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2025 (Source: S&P Capital IQ)

5

Our Core Values 6 Unconventional. Our clients notice a difference. Responsive. Under promise, over deliver. Dedicated. Don’t stop until you get it done. Growth. If you aren’t moving forward, where are you going? Accurate. It’s more than just an expectation.

An Award-Winning Workplace Culture

BRIDGEWATER BANCSHARES, INC.

Corporate Headquarters	Modern, open design with an entrepreneurial spirit tailor-made for **team building and collaboration**
Progressive Pay and Benefits	**Minimum wage of $20 per hour** and discretionary bonuses for all team members regardless of level
Volunteer Paid Time Off	Team members receive up to **16 hours of PTO per year for volunteer activities** supporting the Community Reinvestment Act
Health and Wellness Committee	Providing team member **opportunities to support physical fitness, nutrition and mental health**
Diversity, Equity and Inclusion Committee	Inclusive culture that **encourages, supports and celebrates diversity** of team members and communities in which we serve

"In today's environment, it is more important than ever to be able to recruit, retain and develop top talent. At Bridgewater, we have demonstrated an ability to do this through our unconventional culture and employee experience, extensive team member referral network, and a seasoned internship program to further enhance our talent pipelines."

Jerry Baack
Chairman and CEO



Top Workplaces
Star Tribune
2016. 2017. 2018. 2020. 2021. 2022. 2023. 2024. 2025.

Best Banks to Work For
American Banker
2017. 2018. 2020. 2022. 2023.

7

A Responsive Service Model Our clients can expect… • Responsive support and simple solutions • A local bank of choice in a market where many local banks have been acquired by out-of-state buyers • Flexibility, market expertise and strong network connections The “Proven Process” for Our Clients • BEST Business Bank • BEST Small Business Bank • BEST Commercial Mortgage Lender An Award-Winning Client Experience • BEST Business Bank • BEST Commercial Lender 8

A Commitment to Our Communities Our communities can expect… Bridgewater’s commitment to investing, lending and volunteering in ways that serve low-to-moderate income segments in the Twin Cities “Outstanding” Rating for Community Reinvestment Act Performance FDIC, 2023 $327K Total Contributions in 2024 1,654 Volunteer Hours in 2024 Empowering Women in Entrepreneurship In 2021, we established the BridgewatHER Network, a women’s networking cohort which brings together successful women in business and female entrepreneurs throughout the Twin Cities to network and share insights • Approximately 400 female entrepreneurs and business leaders • Events hosted at the BWB Corporate Center throughout the year • Led by BWB’s Chief Strategy Officer, Mary Jayne Crocker Mary Jayne Crocker EVP and Chief Strategy Officer 9

Environmental, Social and Governance (ESG) We are committed to establishing and advancing impactful initiatives that support our corporate responsibility as one of the largest locally-led banks in the Twin Cities, while regularly sharing our progress with our stakeholders Our ESG Commitment Our ESG Priorities Team Members, Clients and Communities Diversity, Equity and Inclusion Leverage our unconventional corporate culture to leave a positive lasting impact on our team members, clients and communities Ensure strong corporate governance oversight, including an effective risk management framework to support a growing organization Create a diverse, equitable and inclusive work environment and community Contribute to a healthier natural environment in the communities in which we live and work Corporate Governance Environmental ESG Oversight • Board-level Nominating and ESG Committee oversees Bridgewater's strategy and practices related to ESG • Management-level ESG Committee focuses on developing, implementing and growing a formal ESG program For more about Bridgewater’s commitment, priorities and initiatives related to ESG, please visit our ESG webpage at www.BWBMN.com/about-Bridgewater/esg 10

11 Attractive and Growing Twin Cities Market #3 Fortune 500 companies per capita (17)1 Large Corporate Presence #1 State with highest average credit score (742)2 Credit Worthy Population #6 Best state for economic opportunity3 Economic Opportunity #10 Top state for business4 Top State for Business #4 Best rental market for recent college graduates5 State to Move to Top 20 Most populated MSA in the U.S.6 Populated MSA 2.28% 0.95% Twin Cities Midwest Weighted Average $105,075 $81,775 Twin Cities Midwest Weighted Average Strong Market Demographics 2026 Median Household Income ($)6 2026 – 2031 Proj. Population Growth (%)6 1 Source: Minnesota Department of Employment and Economic Development (ranking among 30 largest metro areas) 2 Source: Experian – Average FICO Score by State, 2025 3 Source: U.S. News & World Report, 2025 4 Source: CNBC, 2025 5 Source: Realtor.com, 2025 6 Source: S&P Capital IQ

12 Bank-of-Choice For Twin Cities Clients Looking to Bank Local 1 Source: FDIC and S&P Capital IQ; includes banks with deposits in the Minneapolis-St. Paul MSA (data as of June 30 of each year) 2 Total assets as of September 30, 2025; excludes Ameriprise Financial Largest Minnesota-Based Banks by Total Assets1 $384.2 $18.9 $2.9 $1.6 $1.6 $1.5 $1.5 $1.5 $1.4 $1.4 $1.2 $0.7 U.S. Bank TCF Bank Bremer Bank Klein Bank Frandsen Bank & Trust Stearns Bank Think Mutual Bank Minnwest Bank Merchants Bank Anchor Bank Central Bank BWB 2014 26.76% 2.51% 1.14% 0.57% 0.09% 0.01% 0.08% $679.3 $5.4 $3.6 $2.9 $2.8 $2.7 $2.6 $2.1 $1.5 $1.4 $1.4 $1.4 U.S. Bank BWB Frandsen Bank & Trust Minnwest Bank Merchants Bank Tradition Capital Bank Sunrise Banks Think Mutual Bank Citizens Alliance Bank Park State Bank North American Bank Deerwood Bank 2025 2 41.21% 1.84% 0.27% 0.33% 0.16% 0.73% 0.33% 0.11% 0.05% 0.04% 0.49% 0.12% Acquired Acquired Acquired Acquired Acquired 0.07% 0.11% 0.59% 0.36% • Second largest locally-led bank in the Twin Cities • Significant Twin Cities market disruption with several local banks being acquired by out-of-market buyers • BWB has the scale and agility to be the bank-of-choice for local clients looking for a local bank with local decision-making • BWB’s YoY in-market deposit growth has exceeded Twin Cities MSA growth for 13 consecutive years Total Assets Deposit Market Share (Minneapolis-St. Paul MSA) #14 #2 0.27%

13 History of Robust Organic Asset Growth $1,184 $4,821 $76 $245 $929 $1,260 $1,617 $1,974 $2,269 $2,927 $3,478 $4,346 $4,612 $5,066 $5,360 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25 Organic Acquired Assets Proven ability to consistently generate robust organic asset growth primarily in the Twin Cities market Emphasis on commercial real estate and multifamily lending with an increased focus on affordable housing Dollars in millions Ongoing evaluation of potential M&A opportunities to complement organic growth strategy Completed the acquisition of First Minnetonka City Bank in December 2024

Return to Normalized Levels of Loan Growth

BRIDGEWATER BANCSHARES, INC.

Strong track record of robust loan growth



11% CAGR
$2,819
$3,569
$3,724
$3,869
$4,215
2021
2022
2023
2024
3Q25

- Strong brand presence and relationships in the market allow us to get in front of high-quality clients and deals
- Operating in a competitive "sweet spot" in the Twin Cities – financing larger deals than community banks, but under the radar of the larger banks
- M&A-related market disruption has resulted in client and banker acquisition opportunities
- Expansion of talented lending and treasury management teams
- Recent growth in affordable housing with balances up 27% YTD annualized

After moderating through much of 2024 due to the higher interest rate environment, organic loan growth returned in 4Q24



14% YoY Growth
$3,686
$3,869
$117
$3,752
$4,020
$4,146
$4,215
3Q24
4Q24
1Q25
2Q25
3Q25
Gross Loans
Acquired Gross Loans

- **3Q25 loan balances increased 6.6% annualized**
- Near-term loan growth dependent on a variety of factors, including:
  - **Market and economic conditions –** economic uncertainty including the interest rate environment
  - **Loan demand –** M&A disruption and strong pipelines to support near-term growth, but economic uncertainty and increased competition could impact demand going forward
  - **Loan payoffs and paydowns –** pace of loan payoffs will continue to impact loan growth
  - **Core deposit growth –** recent core deposit momentum provides additional liquidity for more offensive-minded loan growth while remaining within target loan-to-deposit ratio range

Dollars in millions

[1] Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

14

Strong Diversification Within Key Portfolios

Bridgewater Bancshares, Inc.

	Multifamily	CRE Nonowner Occupied	Construction & Development	C&I
Size	$1,578M — 37% of portfolio	$1,159M — 27% of portfolio	$202M — 5% of portfolio	$533M — 13% of portfolio
YoY Growth	↑ 14%	↑ 12%	↑ 23%	↑ 8%
Competitors	Agency lenders, local banks and credit unions	Local banks and life insurance companies	Local and regional banks	Local and regional banks
Go-to-Market Strategy	Bank of choice in the Twin Cities market due to proven expertise and differentiated service model	Knowledgeable lenders with efficient closing processes and ample capacity	Efficient underwriting process and deep knowledge in construction loan management	Responsive support, simple solutions and the local touch entrepreneurs are looking for
Growth Outlook	Continued appetite given expertise and market opportunities	Continued appetite given expertise and market opportunities	Return to growth following increased deal activity in late 2024	Increased focus on expanding C&I through targeted verticals
Key Stats	$3.4M Avg. Loan Size; 67% Weighted Avg. LTV; 98% Loans with Pass Rating	$2.3M Avg. Loan Size; 58% Weighted Avg. LTV; 98% Loans with Pass Rating	$921K Avg. Loan Size; 56% Weighted Avg. LTV; 0.00% 5-Year NCOs	$513K Avg. Loan Size; 0.03% 5-Year NCOs; 98% Loans with Pass Rating

Portfolio Diversification


Property Type
Affordable Housing [1] 29%
Class A 27%
Class B 10%
Class C 34%


Property Type
Medical Office 8%
Other 11%
Industrial 27%
Mini Storage Facility 10%
Senior Housing 10%
Retail 16%
Office 18%


Property Type
Residential 17%
Land 42%
Multifamily 15%
CRE Other 26%


Industry
Accom. & Food Service 1%
Other 13%
Trade 4%
RE, Rental and Leasing 42%
Finance & Ins. 7%
Prof. Services 8%
Manufact. 12%
Constr. 13%

[1] Includes formally subsidized properties (22%) and market rate properties with affordable set-asides (7%)
Data as of September 30, 2025

15

16 Well-Diversified Loan Portfolio With Multifamily and CRE Expertise CRE NOO 27% Multifamily 37% C&D 5% C&I 13% CRE OO 5% 1-4 Family 12% Leases 1% Consumer & Other 0% CRE NOO 27% Multifamily 21% C&D 15% C&I 13% CRE OO 6% 1-4 Family 18% Consumer & Other 0% $0.8B Evolution of Loan Mix by Type 2015 3Q25 Intentional mix shift toward Multifamily has aligned with the build-out of talent and expertise in the segment and continued strong performance CRE Concentrations (ex. Multifamily) Have Trended Lower Multifamily / Bank Risk-Based Capital CRE (ex. Multifamily) / Bank Risk-Based Capital $4.2B 354% 333% 318% 304% 313% 266% 264% 258% 232% 213% 220% 180% 164% 185% 177% 204% 190% 219% 257% 250% 249% 255% 534% 497% 503% 480% 517% 456% 483% 515% 482% 462% 475% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 3Q25

17 CRE Concentration Driven by a Proven, Lower Risk Multifamily Portfolio 1 Includes formally subsidized properties (22%) and market rate properties with affordable set-asides (7%) 2 FDIC (data through 2Q25) 3 Includes nonowner-occupied CRE, construction and land development, and 1-4 family construction Class A 27% Class B 10% Class C 34% Affordable Housing 29% (0.20)% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Multi-family CRE 1-4 Family C&I C&D Consumer (ex. cards & auto) Total Loans Last 5 Years Last 10 Years Last 15 Years Last 20 Years Last 25 Years 3Q25 255% of Bank RBC Multifamily Traditional CRE3 220% of Bank RBC 475% of Bank RBC Multifamily Makes Up Over Half of CRE Concentration Multifamily Lending Approach Multifamily Portfolio Characteristics Drive Track Record of Strong Asset Quality WA LTV Avg. Loan Size Avg. Debt/Unit NCOs (since 2005) 67% $3.4M $86K $62K • Bank of choice in the Twin Cities with expertise and differentiated service model • Greater tenant diversification compared to other asset classes • Positive market trends with reduced vacancy rates, strong absorption, and slower construction = favorable outlook for occupancy and rent growth • Market catalysts include relative affordability, steady population growth, low unemployment, strong wages, and shortage of single-family housing Low Historical Losses vs. Other Asset Classes Average Historical Net Charge-Off Rates (all FDIC-insured banks)2 Portfolio Balance Affordable Housing Mix1 $1.6B 29% Increased Focus on Affordable Housing Product Type Well-Diversified by Size 5-19 Units 9% 20-49 Units 25% 50-99 Units 29% 100+ Units 37% Size 1 Properties Primarily Located In-Market Minnesota 87% National 13% Location

Unique Expertise in Affordable Housing

Bridgewater Bancshares, Inc.

Expertise in the High-Quality Affordable Housing Space

- Leveraging affordable housing expertise to support communities and clients in the Twin Cities and across the country
- Active in the affordable housing space since 2008
- **High barrier to entry due to complex nature of the transactions**
- Risk mitigants include working with experienced developers of scale across the country and the ongoing demand for affordable housing nationwide
- 72% of the portfolio located in MN, 28% located out-of-state
- Strong source of core deposit growth

Portfolio Growth



17% YoY Growth
$523
$507
$597
$581
$611
3Q24
4Q24
1Q25
2Q25
3Q25

Portfolio Mix



Non-RE (equity bridge, TIF, etc.) 18%
Land 3%
Construction 2%
$611M
Multifamily 77%

Anatomy of an Affordable Housing Transaction

Predevelopment Stage
- Land acquisition (takedown)
- Predevelopment financing
- Entitlements and approvals

Construction Stage
- Construction financing
- Equity investor contributions
- Monthly draws

Permanent Stage
- Permanent financing
- Final equity contributions
- Stabilization and lease-up

BWB has the ability to provide financing through one or more of the following parts of the transaction:

1. Construction Loan
2. Permanent Loan
3. Equity Bridge Loan
4. Letter of Credit
5. Land Acquisition Financing
6. Corporate Line of Credit

Sample Affordable Housing Transaction

Sources of Funds ($000s)	Budget	Pre-development	Construction	Conversion	Permanent
1st Mortgage Construction to Permanent Loan	$ 20,000	$ -	(1) 20,000	$ -	(2) 20,000
LIHTC Equity	30,000	-	12,000	18,000	30,000
Equity Bridge Loan	15,000	-	(3) 15,000	(15,000)	-
Land Loan	2,000	(5) 2,000	-	-	-
Corporate Line of Credit Advance	250	(6) 250	-	-	-
Borrower Equity	500	500	-	-	-
Letter of Credit (not drawn)	(4) 200	-	-	-	-
Total Source of Funds	**$ 67,950**	**$ 2,750**	**$ 47,000**	**$ 3,000**	**$ 50,000**

Dollars in millions
Data as of September 30, 2025

18

19 Managing Office-Related Risk 1 Excludes medical office of $91 million Data as of September 30, 2025 Percent of Total Loans Average Loan Size 5.0% $2.5M Weighted Average LTV 61% CRE NOO Office by Geography1 • Majority of CRE NOO office exposure in the Twin Cities suburbs • Only 4 loans totaling $28M located in Minnesota central business districts (CBDs), with one moved to nonaccrual in 1Q25 • 2 CBD loans being converted to multifamily • Only 4 loans totaling $22M outside of Minnesota (non-CBD), consisting of projects for existing local clients Well-Managed CRE NOO Office Exposure1 Twin Cities Suburban 55% Minneapolis-St. Paul (CBD) 13% Minneapolis -St. Paul (non-CBD) 19% Out-of-State (non-CBD) 11% Greater MN 2% $211M

20 Continued Core Deposit Momentum Dollars in millions A track record of strong deposit growth… • Strong and growing brand taking market share in the Twin Cities • New client and banker acquisition opportunities due to M&A disruption, including ONB/Bremer merger • Niche deposit verticals including property management companies, title companies and affordable housing • Supplemented core deposits with wholesale funding to support future loan growth and manage interest rate risk • YoY deposit growth of $545M, or 14.6% • YoY core deposit growth of $600M, or 22.4% • Improved deposit mix as noninterest bearing deposits increased $109M YoY while brokered deposits decreased $67M • Core deposit growth not always linear due to nature of the deposit base • Loan-to-deposit ratio of 98.2%, in the lower end of the 95% to 105% target range …with recent core deposit momentum 30% 26% 20% 20% 19% 18% 13% 19% 21% 20% 29% 30% 25% 10% 8% 8% 31% 33% 8% 8% 13% 23% 28% 20% 20% $2,946 $3,417 $3,710 $4,087 $4,293 2021 2022 2023 2024 3Q25 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings and Money Market Time Brokered 19% 20% 19% 19% 19% 22% 21% 20% 19% 20% 26% 31% 33% 34% 33% 9% 24% 8% 8% 8% 8% 20% 20% 20% 20% $3,747 $4,087 $4,162 $4,237 $4,293 3Q24 4Q24 1Q25 2Q25 3Q25

21 A Spread-Based Revenue Model $25,421 $25,314 $24,631 $24,996 $25,599 $26,967 $30,208 $32,452 $34,091 $1,726 $1,409 $1,550 $1,763 $1,522 $2,533 $2,079 $3,627 $2,061 $27,147 $26,723 $26,181 $26,759 $27,121 $29,500 $32,287 $36,079 $36,152 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Revenue Growth Continues Dollars in thousands • Strong track record of revenue growth with a 10% revenue CAGR since 2019 • Spread-based revenue model with net interest income making up 93% of total revenue in 2025 YTD • Recent increase in noninterest income driven by: • Swap fees ($1.5M over the past five quarters) • Investment advisory fees ($746K YTD since FMCB acquisition) • 3Q25 noninterest income included one non-core item: • Sold $5.1M of securities a gain of $59K Spread Based Revenue Model…With Increased Fee Income Mix Net Interest Income Noninterest Income

NIM Expansion and Net Interest Income Growth

BRIDGEWATER BANCSHARES, INC.

Net Interest Income and Margin Trends



2.24%
2.32%
2.51%
2.62%
2.63%
2.16%
2.24%
2.37%
2.49%
2.52%
$25,599
$968
$24,631
$26,967
$747
$91
$26,129
$30,208
$965
$719
$28,524
$32,452
$618
$1,019
$30,815
$34,091
$488
$966
$32,637
3Q24
4Q24
1Q25
2Q25
3Q25
Purchase Accounting Accretion (PAA)
Loan Fees
Core Net Interest Income
Net Interest Margin¹
Core Net Interest Margin¹,²

[1] Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%
[2] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
Dollars in thousands

Net Interest Margin Roll-forward



2.62%
(0.01)%
(0.01)%
0.09%
0.08%
0.03%
(0.14)%
(0.06)%
0.03%
2.63%
Core NIM² up 3 bps
NIM (2Q25)
Loan Fees
Purchase Accounting Accretion
Loans
Investments
Cash
Deposits
Sub Debt
Other
NIM (3Q25)

3Q25 Net Interest Income / Net Interest Margin Commentary

Net Interest Income

- Net interest income growth of 5% from 2Q25, driven by 16% annualized average interest earning asset growth
- Included $488K of purchase accounting accretion income
- Reduced loan fees as loan payoffs declined from 2Q25

Net Interest Margin

- NIM increased 1 bp in 3Q25 as higher earning asset yields were partially offset by the subordinated debt refinance late in 2Q25, higher cash balances, and declining purchase accounting accretion income
- 3Q25 NIM of 2.63% included 4 bps related to purchase accounting accretion

22

Well Positioned to Benefit in Rates-Down Environment

BRIDGEWATER BANCSHARES, INC.

Loan Portfolio Mix



Adjustable, 14%
Variable, 19%
Fixed, 67%

30% of new loan originations YTD in 2025 were variable-rate

Fixed-Rate Portfolio ($2.8B)

Years to Maturity



$608
21%
$529
19%
$470
17%
$396
14%
$382
13%
$448
16%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
5.69%
5.02%
5.39%
5.47%
6.12%
4.15%

- Large fixed-rate portfolio provides support to total loan yields in a rates-down environment
- **$608M** of fixed-rate loans maturing over the next year, with a weighted average yield of **5.69%**

Variable-Rate Portfolio ($799M)

Variable-Rate Loan Floors



$28
5%
$20
4%
$145
26%
$313
55%
$59
10%
Below 4%
4%-5%
5%-6%
6%-7%
Above 7%

- Smaller variable-rate portfolio limits immediate repricing pressure in a rates-down environment
- 71% of variable-rate portfolio have rate floors, with 92% of the floors at or above 5%
- 96% of variable-rate loans are currently tied to SOFR or Prime

Adjustable-Rate Portfolio ($588M)

Adjustable-Rate Repricing/Maturity Schedule



$140
24%
$143
24%
$102
17%
$86
15%
$47
8%
$71
12%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
3.85%
4.79%
4.48%
5.57%
6.56%
4.56%

- Adjustable-rate loans likely to reprice higher, even in a rates-down environment
- **$140M** of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of **3.85%**

Dollars in millions

23

24 A Highly Efficient Business Model 42.0% 41.5% 53.0% 57.9% 54.2% 56.9% 56.3% 60.7% 61.5% 58.2% 2021 2022 2023 2024 3Q25 YTD BWB An Efficiency Ratio1 Consistently Below Peers 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2025 (Source: S&P Capital IQ) What Makes BWB So Efficient? An Efficient Operating Culture With a CRE-Focused, Branch-Light Model ~2x as many assets per FTE employee compared to the peer bank median2 9 Branches (peer bank median2 : 38) ~4x as many assets per branch compared to the peer bank median2 The higher cost of funds associated with a branch-light model is more than offset by lower overall operating expenses Total Expenses to Average Earning Assets (3Q25 YTD) 1.51% 2.62% 2.95% 2.08% 4.46% 4.70% BWB Peer Bank Average Peer Bank Median2 2 Interest Expense / Avg. Earning Assets Noninterest Expense / Avg. Earning Assets

Modernizing Technology Tools to Support Growth and Efficiency

BRIDGEWATER BANCSHARES, INC.

IT Strategy: improve client interactions, streamline processes, automate activities and embrace digital transformation

IT Decision-Making: driven by unconventional culture, enhancing the client experience and improving organizational efficiencies

IT Current State

Loan and Deposit Infrastructure

nCino

- Enhanced commercial loan origination system that digitizes the end-to-end lending process

Salesforce

- Enhanced customer relationship management for lending and deposit opportunities

Workflow Automation and Analysis

ServiceNow

- Scalable workflow automation platform to enhance internal efficiencies

Snowflake

- Real-time data analytics and visualization to support decision-making

Client-Facing

- Commercial online banking upgrade completed in 2023
- Collaborative technology tools integrated into BWB Corporate Center
- Cybersecurity threat detection and response

Scalable core to support growth outlook

Core Banking Platform

2025 IT Focus Areas

First Minnetonka City Bank Integration

- Executed on a smooth and successful systems conversion with minimal client impact in 3Q25

Retail/Small Business Online Banking Upgrade

- Launched an enhanced online banking experience in 3Q25 for retail and small business clients

Microsoft 365 Adoption

- Enhance organizational efficiencies through tools, including AI, that support productivity, document control and collaboration

25

26 Scaling Enterprise Risk Management Across a Growing Organization Manage and mitigate dynamic risks while enhancing shareholder value, being responsive to clients and delivering simple solutions in unconventional ways BWB Risk Management Philosophy Enterprise Risk Management Attributes in Place Today at BWB • Proactively addressing top and emerging risks across all risk categories • Continuing to scale a risk framework aligned with growth • Leveraging technology to enhance processes and controls while driving responsiveness • Reinforcing operational and financial resilience through all three lines of defense • Making investments to bolster organizational resiliency and third-party risk management • Proactively making incremental enhancements to ESG and DEI programs as well as committing to recruitment and retention strategies Making Investments to Proactively Identify and Mitigate Emerging Risks Credit Concentration Risk Information and Cybersecurity Risk Enterprise Risk and Compliance Financial Risk • Strong credit underwriting and administration program • Proactive credit risk oversight, analytics and portfolio monitoring as well as building upon the Bank’s stress testing capabilities • Expertise and specialization in key portfolios, including multifamily • Investing in enhanced infrastructure and security protocols • Proactively leveraging technology to meet the evolving digital needs of clients while maintaining safety and security • Effective risk culture and awareness model with ongoing training initiatives and tabletop simulations • Focus on recruitment and retention of highly skilled risk professionals across the Bank, including the addition of an Information Security Officer • Proactively monitoring internal and external trends to quantify changes in risk profile • Maintaining compliance with evolving regulatory expectations and broadening suite of products and services • Monitoring and managing balance sheet growth with an eye toward economic and interest rate volatility • Actively monitoring, maintaining and strategically deploying liquidity while developing long-term strategies for capital preservation • Broadening the bank’s liquidity risk management tools through expanded digital offerings and enhancements to the client experience

A Strong Credit Culture

Bridgewater Bancshares, Inc.

Consistent Underwriting Standards

- Robust credit policy and underwriting guidelines for all types of lending
- No significant changes in portfolio composition – continued focus on multifamily expertise

Active Credit Oversight

- No individual credit authority for lending staff
- Enhanced credit concentration monitoring
- Ongoing covenant testing to assess potential risks early
- Proactively addressing repricing risk to identify potential cash flow strain well ahead of maturity

Experienced Banking and Credit Teams

- Seasoned credit team supporting loan growth and credit risk management
- Solid lender and credit analyst expertise across segments, geographies and relationships

5-Year Peak Annual Net Charge-off Ratio vs. Peers

BWB	Peer Bank Median[1]
0.03%	0.16%

Asset Quality Consistently Outperforms Peers

BWB	Peer Bank Median[1]
0.20%	0.68%

5-Year Peak Quarterly Nonperforming Assets[2] / Assets vs. Peers

[1] Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2025 (Source: S&P Capital IQ)
[2] Nonaccrual loans, loans 90 days past due and foreclosed assets
Data as of September 30, 2025

27

28 Credit Risk Management and Oversight Driving Strong Asset Quality $722 $639 $919 $301 $9,991 0.02% 0.01% 0.02% 0.01% 0.19% 2021 2022 2023 2024 3Q25 $40,020 $47,996 $50,494 $52,277 $56,390 1.42% 1.34% 1.36% 1.35% 1.34% 2021 2022 2023 2024 3Q25 Nonperforming Assets2 NPAs remain low despite one CBD office loan moving to nonaccrual in 1Q25 Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.19%1 $(29) $(276) $202 $1,231 $287 0.00% (0.01)% 0.01% 0.03% 0.01% 2021 2022 2023 2024 YTD 3Q25 Net Charge-Offs Low net charge-off history Net Charge-Offs % of Average Loans $22,641 $28,049 $35,858 $21,791 $58,074 5.45% 5.52% 6.46% 3.80% 9.38% 2021 2022 2023 2024 3Q25 Substandard Loans Modest migration into Substandard Substandard Loans % of Total Bank Capital ACL % of Gross Loans 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2025 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands NPAs % of Assets

29 High Quality Securities Portfolio AAA 22% AA 54% A 3% BBB 7% BB 1% NR 13% Rating Mix Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) $(27,863) $(25,175) $17,217 $14,278 $(11,416) $(5,563) 3Q24 3Q25 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 6.98 years • Average securities portfolio yield of 5.18% • AOCI / Total Risk-Based Capital of 0.9% vs. peer bank median of 4.8%2 1 Includes the tax-effected impact of $4,604 in 3Q24 and $2,244 in 3Q25 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of June 30, 2025 (Source: S&P Capital IQ) 31% 32% 33% 36% 31% 17% 16% 15% 15% 21% 29% 17% 17% 18% 13% 16% 22% 23% 20% 18% 15% 13% 12% 11% 9% $665 $768 $765 $744 $826 3Q24 4Q24 1Q25 2Q25 3Q25 Mortgage-Backed Securities Municipal Bonds U.S. Treasuries Corporate Securities Securities Available for Sale Portfolio (dollars in millions) Other

14.5% 13.2% 11.9% 12.4% 12.5% 34.2% 32.2% 34.0% 32.7% 32.1% $2,290 $2,296 $2,357 $2,384 $2,393 3Q24 4Q24 1Q25 2Q25 3Q25 30 Ample Liquidity and Borrowing Capacity 1 Excludes $265M of pledged securities at September 30, 2025 Dollars in millions Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 1.9x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 Funding Source 12/31/2022 9/30/2025 Change Cash and Cash Equivalents $ 4 8 $ 110 $ 6 2 Unpledged Securities1 549 561 12 FHLB Capacity 391 494 103 FRB Discount Window 158 994 836 Unsecured Lines of Credit 208 200 (8) Secured Line of Credit 26 3 4 8 Total $ 1,380 $ 2,393 $ 1,013 Available Balance

31 Stable Capital Position to Support Growth 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Capital Priorities 1 3 2 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels and other uses of capital Review and evaluate M&A opportunities that complement BWB’s business model Have not historically paid a common stock dividend given market share opportunities 7.57% 7.48% 7.23% 7.39% 7.61% 7.73% 7.72% 7.90% 8.17% 7.36% 7.48% 7.40% 7.71% 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 8.47% 8.40% 8.48% 8.72% 9.07% 9.16% 9.21% 9.41% 9.79% 9.08% 9.03% 9.03% 9.08% 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Common Equity Tier 1 Capital Ratio Tangible Common Equity Ratio1 Recent Capital Actions • No share repurchases in 3Q25 • $13.1M remaining under current share repurchase authorization as of September 30, 2025

32 Near-Term Expectations • Mid-to-high single digit loan growth, dependent on the pace of core deposit growth • Focus on profitable growth while aligning loan growth with core deposit growth over time • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Path to a 3.00% net interest margin by early 2027 • Dependent on pace of additional rate cuts and shape of the yield curve (assumes 50 bps of additional rate cuts through 2026) • Continued net interest income growth due to NIM expansion and loan growth outlook Net Interest Margin • Noninterest expense growth in line with asset growth over time • Continued investments in people and technology initiatives • Alignment of provision expense with loan growth and overall asset quality Expenses • Maintain stable capital levels in the current environment given the stronger growth outlook • Ongoing evaluation of potential share repurchases based on valuation, capital levels and other uses of capital Capital Levels

33 2025 Strategic Priorities Return to More Normalized Levels of Profitable Growth Continue to Gain Loan and Deposit Market Share Leverage Technology to Support Business Growth Execute on M&A Integration and Readiness Initiatives • Well positioned given efforts to optimize the balance sheet in 2024, including strong core deposit growth and reduced loan-to-deposit ratio • Leverage increased loan demand due to the more favorable interest rate environment • Continue to align loan growth with core deposit growth over time • Maintain strong credit quality through consistent underwriting standards and active credit oversight • Utilize the expanded branch footprint, including acquisition of FMCB and anticipated 2026 opening of a de novo branch in Lake Elmo, MN • Focus on expanding targeted verticals, including affordable housing, women business leaders and cannabis • Leverage affordable housing expertise to grow client base across the Twin Cities and nationally • Leverage marketplace disruption in the Twin Cities to attract new clients and top talent • Implement upgraded retail and small business online banking solution • Optimize recent technology investments, including the nCino commercial loan origination system and new CRM platform, as well as new AI tools to create efficiencies and enhance the client experience • Successfully complete systems integration of FMCB • Evaluate additional M&A opportunities that support BWB’s business model and growth outlook • Leverage recent M&A experience to optimize readiness and execution of future M&A opportunities Year-to-Date Progress (3Q25) • Loan growth of 12.0% annualized • Core deposit1 growth of 7.4% annualized • Deposit market share in the Twin Cities increased from 1.54% in 2024 to 1.84% in 20252 • Affordable housing growth of $104M, or 27.3% annualized • Successfully upgraded retail and small business online banking platform in 3Q25 • Successfully completed FMCB systems conversion in 3Q25 • Planned branch closure in December 2025 of one branch acquired from FMCB 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 2 Source: FDIC (data as of June 30th)

34 APPENDIX

Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

	As of and for the quarter ended,				
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Pre-Provision Net Revenue:					
Noninterest Income	$ 1,522	$ 2,533	$ 2,079	$ 3,627	$ 2,061
Less: (Gain) Loss on Sales of Securities	28	-	(1)	(474)	(59)
Less: FHLB Advance Prepayment Income	-	-	-	(301)	-
Total Operating Noninterest Income	1,550	2,533	2,078	2,852	2,002
Plus: Net Interest Income	25,599	26,967	30,208	32,452	34,091
Net Operating Revenue	$ 27,149	$ 29,500	$ 32,286	$ 35,304	$ 36,093
Noninterest Expense	15,760	$ 16,812	$ 18,136	$ 18,941	$ 19,956
Total Operating Noninterest Expense	$ 15,760	$ 16,812	$ 18,136	$ 18,941	$ 19,956
Pre-provision Net Revenue	$ 11,389	$ 12,688	$ 14,150	$ 16,363	$ 16,137
Plus: Non-Operating Revenue Adjustments	(28)	-	1	775	59
Less: Provision for Credit Losses	-	2,175	1,500	2,000	1,100
Less: Provision for Income Taxes	2,686	2,309	3,018	3,618	3,495
Net Income	$ 8,675	$ 8,204	$ 9,633	$ 11,520	$ 11,601
Average Assets	$ 4,703,804	$ 4,788,036	$ 5,071,446	$ 5,162,182	$ 5,372,443
Pre-Provision Net Revenue Return on Average Assets	0.96%	1.05%	1.13%	1.27%	1.19%
Adjusted Pre-Provision Net Revenue:					
Net Operating Revenue	$ 27,149	$ 29,500	$ 32,286	$ 35,304	$ 36,093
Noninterest Expense	$ 15,760	$ 16,812	$ 18,136	$ 18,941	$ 19,956
Less: Merger-related Expenses	(224)	(488)	(565)	(540)	(530)
Adjusted Total Operating Noninterest Expense	$ 15,536	$ 16,324	$ 17,571	$ 18,401	$ 19,426
Adjusted Pre-Provision Net Revenue	$ 11,613	$ 13,176	$ 14,715	$ 16,903	$ 16,667
Adjusted Pre-Provision Net Revenue Return on Average Assets	0.98%	1.09%	1.18%	1.31%	1.23%
Core Net Interest Margin					
Net Interest Income (Tax-equivalent Basis)	$ 25,905	$ 27,254	$ 30,464	$ 32,770	$ 34,614
Less:					
Loan Fees	(968)	(747)	(719)	(1,019)	(966)
Purchase Accounting Accretion:					
Loan Accretion	-	-	(342)	(425)	(380)
Bond Accretion	-	(91)	(578)	(152)	(89)
Bank-Owned Certificates of Deposit Accretion	-	-	(7)	(4)	(6)
Deposit Certificates of Deposit Accretion	-	-	(38)	(37)	(13)
Total Purchase Accounting Accretion	-	(91)	(965)	(618)	(488)
Core Net Interest Income (Tax-equivalent Basis)	$ 24,937	$ 26,416	$ 28,780	$ 31,133	$ 33,160
Average Interest Earning Assets	$ 4,595,521	$ 4,682,841	$ 4,928,283	$ 5,019,058	$ 5,223,139
Core Net Interest Margin	2.16%	2.24%	2.37%	2.49%	2.52%

Dollars in thousands

	As of and for the quarter ended,				
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Core Loan Yield					
Loan Interest Income (Tax-Equivalent Basis)	$ 52,118	$ 52,078	$ 53,979	$ 58,122	$ 60,317
Less:					
Loan Fees	(968)	(747)	(719)	(1,019)	(966)
Loan Accretion	-	-	(342)	(425)	(380)
Core Loan Interest Income	$ 51,150	$ 51,331	$ 52,918	$ 56,678	$ 58,971
Average Loans	$ 3,721,654	$ 3,730,532	$ 3,899,258	$ 4,064,540	$ 4,132,987
Core Loan Yield	5.47%	5.47%	5.50%	5.59%	5.66%
Efficiency Ratio:					
Noninterest Expense	$ 15,760	$ 16,812	$ 18,136	$ 18,941	$ 19,956
Less: Amortization Intangible Assets	(9)	(52)	(230)	(230)	(230)
Adjusted Noninterest Expense	$ 15,751	$ 16,760	$ 17,906	$ 18,711	$ 19,726
Net Interest Income	$ 25,599	$ 26,967	$ 30,208	$ 32,452	$ 34,091
Noninterest Income	1,522	2,533	2,079	3,627	2,061
Less: (Gain) Loss on Sales of Securities	28	-	(1)	(474)	(59)
Adjusted Operating Revenue	$ 27,149	$ 29,500	$ 32,286	$ 35,605	$ 36,093
Efficiency Ratio	58.0%	56.8%	55.5%	52.6%	54.7%
Adjusted Efficiency Ratio:					
Noninterest Expense	$ 15,760	$ 16,812	$ 18,136	$ 18,941	$ 19,956
Less: Amortization Intangible Assets	(9)	(52)	(230)	(230)	(230)
Less: Merger-related Expenses	(224)	(488)	(565)	(540)	(530)
Adjusted Noninterest Expense	$ 15,527	$ 16,272	$ 17,341	$ 18,171	$ 19,196
Net Interest Income	$ 25,599	$ 26,967	$ 30,208	$ 32,452	$ 34,091
Noninterest Income	1,522	2,533	2,079	3,627	2,061
Less: (Gain) Loss on Sales of Securities	28	-	(1)	(474)	(59)
Less: FHLB Advance Prepayment Income	-	-	-	(301)	-
Adjusted Operating Revenue	$ 27,149	$ 29,500	$ 32,286	$ 35,304	$ 36,093
Adjusted Efficiency Ratio	57.2%	55.2%	53.7%	51.5%	53.2%
Adjusted Noninterest Expense to Average Assets:					
Noninterest Expense	$ 15,760	$ 16,812	$ 18,136	$ 18,941	$ 19,956
Less: Merger-related Expenses	(224)	(488)	(565)	(540)	(530)
Adjusted Noninterest Expense	$ 15,536	$ 16,324	$ 17,571	$ 18,401	$ 19,426
Average Assets	$ 4,703,804	$ 4,788,036	$ 5,071,446	$ 5,162,182	$ 5,372,443
Adjusted Noninterest Expense to Average Assets (an	1.31%	1.36%	1.41%	1.43%	1.43%

35

36 Reconciliation of Non-GAAP Financial Measures Dollars in thousands December 31, 2021 December 31, 2022 December 31, 2023 December 31, 2024 Efficiency Ratio: Noninterest Expense $ 48,095 $ 56,620 $ 59,320 $ 63,300 Less: Amortization Intangible Assets (191) (191) (100) (78) Adjusted Noninterest Expense $ 47,904 $ 56,429 $ 59,220 $ 63,222 Net Interest Income $ 109,509 $ 129,698 $ 105,174 $ 102,193 Noninterest Income 5,309 6,332 6,493 7,368 Less: (Gain) Loss on Sales of Securities (750) (82) 3 3 (385) Adjusted Operating Revenue $ 114,068 $ 135,948 $ 111,700 $ 109,176 Efficiency Ratio 42.0% 41.5% 53.0% 57.9% As of and for the year ended, September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Adjusted Diluted Earnings Per Common Share Net Income Available to Common Shareholders $ 7,662 $ 7,190 $ 8,620 $ 10,506 $ 10,588 Add: Merger-related Expenses 224 488 565 540 530 Less: FHLB Advance Prepayment Income - - - (301) - Less: (Gain) Loss on Sales of Securities 2 8 - (1) (474) (59) Total Adjustments 252 488 564 (235) 471 Less: Tax Impact of Adjustments (59) (107) (135) 56 (110) Adjusted Net Income Available to Common $ 7,855 $ 7,571 $ 9,049 $ 10,327 $ 10,949 Diluted Weighted Average Shares Outstanding 27,904,910 28,055,532 28,036,506 27,998,008 28,190,406 Adjusted Diluted Earnings Per Common Share $ 0.28 $ 0.27 $ 0.32 $ 0.37 $ 0.39 Adjusted Return on Average Assets Net Income $ 8,675 $ 8,204 $ 9,633 $ 11,520 $ 11,601 Add: Total Adjustments 252 488 564 (235) 471 Less: Tax Impact of Adjustments (59) (107) (135) 56 (110) Adjusted Net Income $ 8,868 $ 8,585 $ 10,062 $ 11,341 $ 11,962 Average Assets $ 4,703,804 $ 4,788,036 $ 5,071,446 $ 5,162,182 $ 5,372,443 Adjusted Return on Average Assets 0.75% 0.71% 0.80% 0.88% 0.88% Adjusted Return on Average Tangible Common Equity Adjusted Net Income Available to Common $ 7,855 $ 7,571 $ 9,049 $ 10,327 $ 10,949 Average Tangible Common Equity $ 373,769 $ 385,023 $ 379,156 $ 385,682 $ 400,081 Adjusted Return on Average Tangible Common 8.36% 7.82% 9.68% 10.74% 10.86% As of and for the quarter ended, September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 Tangible Common Equity / Tangible Assets Total Shareholders' Equity $ 452,200 $ 457,935 $ 468,975 $ 476,282 $ 497,463 Less: Preferred Stock (66,514) (66,514) (66,514) (66,514) (66,514) Total Common Shareholders' Equity 385,686 391,421 402,461 409,768 430,949 Less: Intangible Assets (2,789) (19,832) (19,602) (19,372) (19,142) Tangible Common Equity $ 382,897 $ 371,589 $ 382,859 $ 390,396 $ 411,807 Total Assets $ 4,691,517 $ 5,066,242 $ 5,136,808 $ 5,296,673 $ 5,359,994 Less: Intangible Assets (2,789) (19,832) (19,602) (19,372) (19,142) Tangible Assets $ 4,688,728 $ 5,046,410 $ 5,117,206 $ 5,277,301 $ 5,340,852 Tangible Common Equity / Tangible Assets 8.17% 7.36% 7.48% 7.40% 7.71% Return on Average Tangible Common Equity Net Income Available to Common Shareholders $ 7,662 $ 7,190 $ 8,620 $ 10,506 $ 10,588 Average Shareholders' Equity $ 443,077 $ 455,949 $ 465,408 $ 471,700 $ 485,869 Less: Average Preferred Stock (66,514) (66,514) (66,514) (66,514) (66,514) Average Common Equity 376,563 389,435 398,894 405,186 419,355 Less: Effects of Average Intangible Assets (2,794) (4,412) (19,738) (19,504) (19,274) Average Tangible Common Equity $ 373,769 $ 385,023 $ 379,156 $ 385,682 $ 400,081 Return on Average Tangible Common Equity 8.16% 7.43% 9.22% 10.93% 10.50% As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures

Bridgewater Bancshares, Inc.

Tangible Book Value Per Share	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
	As of and for the quarter ended,									
Book Value Per Common Share	$ 4.69	$ 4.91	$ 5.23	$ 5.43	$ 5.56	$ 6.62	$ 6.85	$ 7.01	$ 7.34	$ 7.70
Less: Effects of Intangible Assets	(0.16)	(0.16)	(0.16)	(0.16)	(0.16)	(0.13)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.53	$ 4.75	$ 5.07	$ 5.27	$ 5.40	$ 6.49	$ 6.73	$ 6.89	$ 7.22	$ 7.58
Total Common Shares	24,589,861	24,589,861	24,589,861	24,629,861	24,679,861	30,059,374	30,059,374	30,059,374	30,097,274	30,097,674

Tangible Book Value Per Share	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
	As of and for the quarter ended,									
Book Value Per Common Share	$ 7.90	$ 8.20	$ 8.45	$ 8.61	$ 8.92	$ 9.25	$ 9.43	$ 9.92	$ 10.33	$ 10.73
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.11)
Tangible Book Value Per Common Share	$ 7.78	$ 8.08	$ 8.33	$ 8.49	$ 8.80	$ 9.13	$ 9.31	$ 9.80	$ 10.21	$ 10.62
Total Common Shares	28,986,729	28,781,162	28,973,572	28,807,375	28,837,560	28,710,775	28,143,493	28,132,929	28,162,777	28,066,822

Tangible Book Value Per Share	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
	As of and for the quarter ended,									
Book Value Per Common Share	$ 11.09	$ 11.12	$ 11.14	$ 11.44	$ 11.80	$ 12.05	$ 12.25	$ 12.47	$ 12.94	$ 13.30
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$ 10.98	$ 11.01	$ 11.03	$ 11.33	$ 11.69	$ 11.95	$ 12.15	$ 12.37	$ 12.84	$ 13.20
Total Common Shares	28,206,566	28,150,389	27,677,372	27,587,978	27,751,950	27,845,244	27,973,995	28,015,505	27,748,965	27,589,827

Tangible Book Value Per Share	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
	As of and for the quarter ended,					
Book Value Per Common Share	$ 13.63	$ 14.06	$ 14.21	$ 14.60	$ 14.92	$ 15.62
Less: Effects of Intangible Assets	(0.10)	(0.10)	(0.72)	(0.71)	(0.71)	(0.69)
Tangible Book Value Per Common Share	$ 13.53	$ 13.96	$ 13.49	$ 13.89	$ 14.21	$ 14.93
Total Common Shares	27,348,049	27,425,690	27,552,449	27,560,150	27,470,283	27,584,732

37